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                                                                   EXHIBIT 10.32

                                 AMENDMENT NO. 2
                                       TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is entered into as of October 1, 2001 (this "Amendment"), between K&G MEN'S COMPANY INC., a Delaware corporation ("K&G Men's Company"), and STEPHEN H. GREENSPAN ("Employee").


                                   WITNESSETH:

         WHEREAS, K&G Men's Company and Employee have entered into an Amended and Restated Employment Agreement, as further amended on February 4, 2001 (the "Amended and Restated Employment Agreement");

         WHEREAS, Employee wishes to amend the terms of such Amended and Restated Employment Agreement as more particularly described herein, and K&G Men's Company is willing to accept such terms and conditions.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, K&G Men's Company and Employee hereby agree as follows:

         1. Employee hereby resigns his position as President and Chief Executive Officer of K&G Men's Company effective as of the date hereof.

         2. Section 1(a) of the Amended and Restated Employment Agreement is hereby amended by deleting it in its entirety and by replacing it with the following:

         "(a) The Company hereby employs Employee as Senior Vice President, and in such capacity he shall consult with and advise the Chief Executive Officer of the Company with regard to the operations of the Company and such other matters as the Chief Executive Officer shall from time to time request."


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         3. Section 3(a) of the Amended and Restated Employment Agreement is
hereby amended by deleting the reference to "$250,000.00" and replacing it with "$60,000.00".

         4. This Amendment shall not be considered to cause a termination subject to Section 4 of the Amended and Restated Employment Agreement.

         5. Miscellaneous.

              (a) This Amendment and all terms and conditions contained herein shall be binding upon the parties hereto and their successors.

              (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and Employee have executed this Amendment No. 2 to Amended and Restated Employment Agreement as of the day and year first above written.


                                         K&G MEN'S COMPANY INC.



                                         By: /s/ ERIC J. LANE
                                             -----------------------------------
                                         Name:  Eric J. Lane
                                         Title: Executive Vice President



                                         /s/ STEPHEN H. GREENSPAN
                                         ---------------------------------------
                                         Stephen H. Greenspan


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